  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

Molecular Templates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9301 Amberglen Blvd, Suite 100
Austin, TX 78729

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (512) 869-1555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2018, Molecular Templates, Inc. (“Molecular”) held its 2018 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved Molecular’s 2018 Equity Incentive Plan (the “2018 Equity Incentive Plan”). The 2018 Equity Incentive Plan was previously adopted by the Board of Directors of Molecular, subject to stockholder approval, and became effective upon the receipt of stockholder approval at the Annual Meeting.

A description of the terms and conditions of the 2018 Equity Incentive Plan is set forth in Molecular’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2018 (the “Proxy Statement”) under the heading “Proposal 2: Approval of the Company’s 2018 Equity Incentive Plan” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2018 Equity Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders: (1) elected each of Jonathan Lanfear and Scott Morenstein to Molecular’s Board of Directors as a Class II director for a term of three years to serve until the 2021 annual meeting of stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal (“Election of Directors”); (2) approved the 2018 Equity Incentive Plan (the “Equity Incentive Plan Approval”); (3) ratified the appointment of Ernst & Young LLP as Molecular’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (“Auditor Ratification”) and (iv) approved, on an advisory basis, the compensation of Molecular’s named executive officers as disclosed in the proxy statement for the meeting (“Advisory Vote on Executive Compensation”). A more complete description of each of these matters is set forth in Molecular’s Proxy Statement.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker nonvotes on each of the foregoing matters are set forth below.

1. Election of Directors
Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Nonvotes
Jonathan Lanfear	20,497,012	72,560	4,645,102
Scott Morenstein	20,489,044	80,528	4,645,102
2. Equity Incentive Plan Approval	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
	19,117,269	1,443,029	9,274	4,645,102
3. Auditor Ratification	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
	25,192,179	17,811	4,684	0
4. Advisory Vote on Executive Compensation	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
	20,457,668	100,605	11,299	4,645,102

In addition, Michael Broxson served as a director of Molecular until the end of his term, which concluded at the Annual Meeting. Molecular thanks Mr. Broxson for his service and contributions to Molecular.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.         Description

10.1                      Molecular Templates, Inc. 2018 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Molecular Templates, Inc.

Dated: June 1, 2018

	By:	/s/ Eric E. Poma, Ph.D.
Name: Eric E. Poma, Ph.D. Title: Chief Executive Officer